UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2015

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2015, the Board of Directors of AGL Resources Inc. (the “Company”) appointed Andrew W. Evans to serve as president and chief operating officer and Elizabeth (“Beth”) W. Reese as executive vice president and chief financial officer, effective immediately.  John W. Somerhalder II will remain chairman and chief executive officer.

Mr. Evans, age 48, formerly served as executive vice president and chief financial officer of the Company.  Mr. Evans joined the Company in 2002 as vice president and treasurer and served in this role until 2005.  He subsequently served as senior vice president and chief financial officer, and in 2006, he was appointed to serve as executive vice president and chief financial officer.  As president and chief operating officer, Mr. Evans will be responsible for all of the Company’s operations and finance.

Ms. Reese, age 46, formerly served as senior vice president of the Company and president of Illinois-based Nicor Gas, a subsidiary of the Company and the largest of the Company’s seven natural gas distribution companies.  The transition in leadership for Nicor Gas is expected to be completed by June 1, 2015.  Ms. Reese joined the company in 2000 as vice president and controller.  She subsequently served in various other positions in the finance department then served as vice president, customer service from 2004 to 2007; vice president, finance from 2007 to 2010; vice president, operational planning and analysis from 2010 to 2011; senior vice president and president, retail services from 2011 to 2012; and senior vice president, president Nicor Gas since 2012.  In her new role as executive vice president and chief financial officer, Ms. Reese will direct finance, accounting and business planning functions for all of the Company’s businesses.

At a later date, the Compensation Committee of the Board of Directors will determine related compensatory changes, and any such changes affecting the Company’s named executive officers will be reported as required.  A copy of the press release announcing these leadership changes is attached to this report as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: May 11, 2015	/s/ Paul R. Shlanta
Paul R. Shlanta Executive Vice President, General Counsel and Chief Ethics and Compliance Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 6, 2015